IMPAIRMENT REVERSALS	12 Months Ended
Dec. 31, 2018
Impairment Of Assets [Abstract]
IMPAIRMENT (REVERSALS) CHARGES
IMPAIRMENT CHARGES (REVERSALS)

For the years ended December 31	2018	2017
Impairment charges (reversals) of long-lived assets[1]	$722	($224)
Impairment of intangibles[1]	24	12
Impairment of goodwill[1]	154	—
Total	$900	($212)

[1]	Refer to note 21 for further details.
IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS

Summary of impairments (reversals)
For the year ended December 31, 2018, we recorded net impairments of $746 million (2017: impairment reversals of $212 million) for non-current assets and $154 million (2017: $nil) for goodwill, as summarized in the following table:

For the years ended December 31	2018	2017
Lagunas Norte	$405	$3
Veladero	246	—
Equity method investments	30	—
Acacia exploration sites	24	12
Barrick Nevada	14	—
Pascua-Lama	(7)	407
Cerro Casale	—	(1,120)
Lumwana	—	(259)
Bulyanhulu	—	740
Other	34	5
Total impairment losses (reversals) of long-lived assets	$746	($212)
Veladero goodwill	154	—
Total goodwill impairment losses	$154	$—
Total impairment losses (reversals)	$900	($212)

2018 Indicators of Impairment/Reversal
Third and Fourth Quarter 2018
In the fourth quarter of 2018, as per our policy, we performed our annual goodwill impairment test and identified an impairment at our Veladero mine. Also in the fourth quarter, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at Acacia and at our Lagunas Norte and Lumwana mines and no indicators of impairment reversal.

Veladero
In the third quarter of 2018, the Argentine government re-established customs duties for all exports from Argentina. Effective for the period of September 2018 to December 31, 2020, exports of doré are subject to a 12% duty, capped at ARS 4.00 per USD exported. Based on our initial analysis performed in the third quarter of 2018, the re-establishment of the customs duties was not expected to have a significant adverse effect on the long-term fair value of the mine and the Company was engaged in ongoing discussions with the federal government to clarify the impact of the export duty on Veladero’s operations given the existing tax stability agreement . As such, no indicator of impairment was identified in the third quarter of 2018.

Upon the finalization of Veladero’s updated LOM plan in the fourth quarter of 2018, we observed a decrease in the mine’s cash flows reflecting a higher cost structure related to increasing government imposts (including new conditions associated with the heap leach permits that require the contribution of 1.5% of the mine’s revenues towards a trust commencing when Phase 6 of the leach pad begins production and the re-establishment of the export duties for all exports from Argentina effective September 2018), country risk and increasing energy costs. Upon performing our goodwill impairment test in the fourth quarter of 2018, we identified that the mine’s carrying value exceeded its FVLCD and we recorded a goodwill impairment of $154 million and a non-current asset impairment of $246 million, based upon a FVLCD of $674 million.

Lagunas Norte
In the third quarter of 2018, we updated a feasibility study for proposed projects relating to the processing of carbonaceous materials (“CMOP”) and the treatment of refractory sulphide ore (“PMR”) at Lagunas Norte in Peru. Based upon the findings of the feasibility study, it was determined not to proceed with the PMR project at September 30, 2018. As a result, an impairment assessment was undertaken and a non-current asset impairment of $405 million was recognized in the third quarter of 2018, as we identified that Lagunas Norte’s carrying value exceeded its FVLCD of $150 million. The key assumptions and estimates used in determining the FVLCD are short-term and long-term gold prices of $1,200 per ounce, NAV multiple of 1.1-1.2 and a weighted average cost of capital (“WACC”) of 3.8%.

In the fourth quarter of 2018, we determined that the proposed project relating to CMOP at Lagunas Norte in Peru was not feasible in its current form and that more detailed studies and analysis are required before proceeding with the project. As such, a decision was made to not proceed with the CMOP project at this time and an inventory impairment of $166 million was recorded at December 31, 2018 to reduce the carrying value of the CMOP ounces in inventory to nil. The decision to not proceed with the CMOP project was considered an indicator of impairment at December 31, 2018 and an impairment assessment was performed using the fourth quarter 2018 gold price assumption of $1,250 per ounce. No further impairment was identified for the CGU as the carrying value of the mine subsequent to the inventory impairment was nil and no impairment reversal was identified as the mine’s FVLCD was negative.

Lumwana
On September 28, 2018, as part of their 2019 budget, the Zambian government introduced changes to the current mining tax regime. The changes include an increase in royalty rates by 1.5%, the introduction of a 10% royalty on copper production if the copper price increases above a certain price, the imposition of a 5% import duty on copper concentrates, the non-deductibility of mineral royalties paid or payable for income tax purposes, and the replacement of the VAT with a non-refundable sales tax, although any outstanding VAT claims will be settled through the current refund mechanism. The new mining tax regime had a proposed effective date of January 1, 2019; however, discussions were ongoing with the Zambian government in an effort to mitigate some of the impact prior to the proposed changes being enacted. However, based upon our initial analysis, it was our expectation that Lumwana would remain cash flow positive at current copper prices even if a positive outcome was not reached through the discussions with the government. Given the uncertainty over the final outcome of the tax changes and the need to assess the full impact to the life of mine plan once those tax changes have been finalized, no indicator of impairment was identified in the third quarter of 2018.

In the fourth quarter of 2018, the Zambian government finalized the changes to the current tax regime, which are effective January 1, 2019, with the exception of the changes to the non-refundable sales tax, which are expected to be finalized in the first quarter of 2019 and effective April 1, 2019. The finalization of the changes to the mining tax regime was considered an indicator of impairment in the fourth quarter of 2018 and as such an impairment assessment was performed for Lumwana. Although the increase in the royalty rates negatively impacted the cash flows of the mine, this impact was largely offset by improvements in Lumwana’s cost structure arising primarily from the re-negotiation of contracts with suppliers under more favorable terms. As a result, no impairment was identified as the FVCLD exceeded the carrying value. We will reassess the impact of the non-refundable sales tax on the mine’s cash flows once the outcome is finalized.

Acacia
In the fourth quarter of 2018, potential indicators of impairment were identified in relation to Acacia, specifically the ongoing uncertainty surrounding a potential resolution of the dispute between Acacia and the Government of Tanzania (“GoT”), the revised Bulyanhulu business model, the updated geological models at North Mara and Bulyanhulu as well as the decline in Acacia’s market capitalization below its carrying value throughout 2018. As a result, an impairment assessment was undertaken in the fourth quarter, with no impairment loss identified.

The assessment assumed the resumption of concentrate sales and of operations at Bulyanhulu will occur in the first quarter of 2020 and in late 2020, respectively, which is a further six month delay from the assumptions used in the impairment assessment carried out in the second quarter of 2018. The assessment also reflected the targeted outcome for a negotiated resolution in line with the proposed framework as reflected in the most recent LOM, and that VAT refunds will recommence and historic carried forward tax losses will continue to be available to offset against future taxable profits from January 1, 2020.

Second Quarter 2018
Acacia
In the second quarter of 2018, potential indicators of impairment were identified in relation to Acacia, specifically the ongoing uncertainty surrounding a potential resolution between Barrick and the GoT as well as the sustained decline in Acacia's market capitalization below its carrying value over the first half of 2018. As a result, an impairment assessment was undertaken in the second quarter, with no impairment loss identified.

The assessment assumed that the resumption of concentrate sales and of operations at Bulyanhulu will occur in the second quarter of 2019 and in late 2019, respectively. The assessment also reflected the targeted outcome for a negotiated resolution in line with the proposed framework as reflected in the most recent LOM.

The key assumptions and estimates used in determining the FVLCD are short- and long-term gold prices of $1,200 per ounce and a WACC of 11%, consistent with the rate used for the impairment assessment completed at December 31, 2017 in the calculation of FVLCD. FVLCD is most sensitive to changes in these key assumptions and to the timing of resolution of the export ban; therefore, a sensitivity analysis was performed based on a decrease in the long-term gold price of $100 per ounce and an increase in the WACC of1%, and a further six month delay in the resolution of the export ban. A $100 per ounce decrease in the long-term gold price would result in the recognition of a non-current asset impairment at Bulyanhulu of $98 million, net of tax. A 1% increase in the WACC and a further delay of six months in the resolution of the export ban would not result in the recognition of an impairment. However, should a negotiated resolution not eventuate, the recoverable value of Bulyanhulu may be further impacted, resulting in a review at such time.

Subsequent to the second quarter close, OreCorp, which is Acacia's joint venture partner in the Nyanzaga project in Tanzania, executed its option under the earn-in agreement to increase its ownership in the project to 51% through a $3 million payment to Acacia. Furthermore, Acacia signed a conditional agreement to sell its remaining 49% interest in the project to OreCorp for $7 million and a net smelter royalty capped at $15 million based on future production. As a result of the agreement, and Acacia's commitment to a sale, Acacia expects to recover the value of the asset through sale and not value in use and as such has valued the asset at FVLCD of $10 million, resulting in the recognition of an impairment loss of US$24 million in the second quarter of 2018.

Kabanga
In January 2018, new mining regulations relating to mineral rights were issued in Tanzania. These regulations canceled all retention licenses and declared that they no longer have legal effect and any previous holder, along with any third party, of a retention license would need to apply for a new prospecting or mining license for that area. Our 50% interest in the Kabanga project (a joint venture between Barrick and Glencore) was affected by these changes. While we have now submitted our application for a prospecting license, the operating environment for mining projects in Tanzania remains challenging and we have determined that our carrying amount for the project is not recoverable under the current circumstances. As such, we considered this an indicator of impairment, resulting in the recognition of a $30 million impairment in the second quarter of 2018, which is equal to the full carrying value of our equity method investment in the Kabanga JV.

2017 Indicators of Impairment/Reversal
Fourth Quarter 2017
In the fourth quarter 2017, as per our policy, we performed our annual goodwill impairment test. No impairments were identified. Also in the fourth quarter, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted no indicators of impairment, but did note one indicator of potential impairment reversal. Additionally, as a result of events that occurred in the fourth quarter, we identified indicators of impairment at Acacia and Pascua-Lama as discussed below.

Also as a result of an increase in proven and probable reserves, we have observed an increase in the FVLCD of our Lumwana copper mine in Zambia that has resulted in a partial reversal of the non-current asset impairment loss recorded in 2014. An impairment reversal in the amount of $259 million was recorded in the fourth quarter of 2017. The recoverable amount, based on the mine’s FVLCD was $747 million.

Pascua-Lama
As described in note 36, on January 17, 2018, the Pascua-Lama project received a revised notice from the Chilean environmental regulators, which reduced the administrative fine and ordered the closure of existing surface facilities on the Chilean side of the project in addition to certain monitoring activities. Given the impact on our ability to advance the project as an open pit operation and the subsequent reclassification of Pascua-Lama’s open-pit reserves to resources, this was determined to be an indicator of impairment in the fourth quarter of 2017 as it was the resolution of a condition that existed at December 31, 2017. We identified that the carrying value of Pascua-Lama exceeded the FVLCD and we recorded a non-current asset impairment of $429 million, based on a FVLCD of $850 million.

Acacia
On March 3, 2017, the GoT announced a general ban on the export of metallic mineral concentrates (“Ban”), impacting Acacia’s Bulyanhulu and Buzwagi mines. Subsequently, during the second quarter of 2017, two Presidential Committees reported their findings, following investigations, that Acacia and its predecessor companies have historically under-declared the contents of the exports of concentrate, resulting in a significant under-declaration of taxes. Acacia has refuted the findings of these committees, affirming that it has declared everything of commercial value that it has produced since it started operating in Tanzania and has paid all appropriate royalties and taxes on all of the payable minerals that it has produced.

In July 2017, new and amended legislation was passed in Tanzania, including various amendments to the 2010 Mining Act and a new Finance Act.  The amendments to the 2010 Mining Act increased the royalty rate applicable to metallic minerals such as gold, copper and silver to 6% (from 4%), and the new Finance Act imposed a 1% clearing fee on the value of all minerals exported from Tanzania from July 1, 2017.
 At the beginning of September 2017, as a result of the ongoing concentrate export ban, Bulyanhulu commenced a program to reduce operational activity and expenditure in order to preserve the viability of the mine over the long term.  This decision was identified by management as a potential indicator of impairment in the third quarter of 2017.

On October 19, 2017, Barrick announced that it had agreed on a framework with the Government of Tanzania for a new partnership between Acacia and the Government of Tanzania. Barrick and the Government of Tanzania also agreed to form a working group that will focus on the resolution of outstanding tax claims against Acacia. Barrick and the Government of Tanzania are also reviewing the conditions for the lifting of the Ban. In the fourth quarter of 2017, the key terms of the proposed framework were reviewed by Acacia management and independent board members.  Acacia has not yet been provided with a detailed proposal for a decision around the ongoing discussions between Barrick and the Government of Tanzania.

In the fourth quarter of 2017, Barrick identified several indicators of impairment, including but not limited to, the continued challenges experienced in the operating environment in Tanzania, the announcement of new legislation by the GoT in respect of the natural resources sector and the resulting decision to reduce operations at Bulyanhulu.

As a result of the updated LOM plan, which reflects the targeted outcome for a negotiated resolution in line with the proposed framework, we identified that the carrying value of Bulyanhulu exceeded the FVLCD and we recorded a non-current asset impairment of $740 million, based on a FVLCD of $600 million (100% basis). Refer to note 36 for further details of the proposed framework.

Impairment assessments were also performed in the second and third quarters of 2017 and no impairment charges were recorded.

First Quarter 2017
Cerro Casale
As noted in note 4d, on March 28, 2017, we announced the sale of a 25% interest in the Cerro Casale Project in Chile (now known as the Norte Abierto project), which would result in Barrick retaining a 50% interest in the Project and this was deemed to be an indicator of impairment reversal in the first quarter of 2017. As such, in first quarter 2017, we recognized a partial reversal of the non-current asset impairment recorded in the fourth quarter of 2014 in the amount of $1.12 billion. The recoverable amount, based on the fair value less cost to dispose as implied by the transaction price, was $1.2 billion.

Key Assumptions
The recoverable amount has been determined based on its estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to commodity prices, discount rates, NAV multiples for gold assets, operating costs, exchange rates, capital expenditures, the LOM production profile, continued license to operate, evidence of value from current year disposals and for our projects the expected start of production. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce and per pound of reserves and/or resources, as well as the valuation of resources beyond what is included in LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the segments (level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the most recent LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to reserves and resources not considered in these models. Based on observable market or publicly available data, including forward prices and equity sell-side analyst forecasts, we make an assumption of future gold and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real WACC, which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.

Copper
For our copper operating segments, the FVLCD for each of the CGUs was determined based on the NPV of future cash flows expected to be generated using the most recent LOM plans (level 3 of the fair value hierarchy). Based on observable market or publicly available data including spot and forward prices and equity sell-side analyst consensus, we make an assumption of future copper prices to estimate future revenues. The future cash flows for each copper mine are discounted using a WACC depending on the location and market risk factors for each mine.

Assumptions
Our gold price assumption used in our fourth quarter 2018 impairment testing is $1,250 per ounce. Our gold price assumption used in our 2017 impairment testing was $1,200 per ounce. The increase in the gold price assumption in 2018 was not considered an indicator of impairment reversal as the increased price would not have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2018	2017
Copper price per lb (long-term)	$2.85	$2.75
WACC - gold (range)	4%-11%	3%-11%
WACC - gold (avg)	7%	6%
WACC - copper	10%	9%
NAV multiple - gold (avg)	1.05	1.2
LOM years - gold (avg)	15	17
Value per ounce of gold	n/a	$30-$55
Value per ounce of silver	n/a	$0.41-$0.76

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our life of mine plans, including the determination of reserves and resources, and the appropriate cost structure for the operating segments. The recoverable amount of the CGUs would be affected by these changes and also be impacted by other market factors such as changes in net asset value multiples and the value per ounce/pound of comparable market entities.

We performed a sensitivity analysis on each CGU that was tested as part of the goodwill impairment test, as well as those CGUs which have had an impairment or impairment reversal in recent years. We flexed the gold and copper prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions or a +/- $0.25 per pound change in copper price assumptions, while holding all other assumptions constant. We then assumed a+/- 1% change in our WACC, independent from the change in gold or copper prices, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold or copper prices and WACC. If the gold price per ounce was decreased by $100, a further non-current asset impairment of $186 million would be recognized for Veladero, with a similar increase in the gold price per ounce resulting in a reduction in the impairment of $184 million. If the copper price was decreased by $0.25 per pound, a non-current asset impairment of $426 million would be recognized at Lumwana, while a $0.25 per pound increase in the copper price would result in a partial reversal of $573 million of the non-current asset impairment recorded at Lumwana in 2014.

Other results of the sensitivity analysis are as follows:

	(Impairment)/reversal based on
Operating Segment	Gold price	Gold price
	+$100	-$100
Pueblo Viejo[1]	$607	($791)
Kalgoorlie	—	(230)
Hemlo	—	(139)

[1] The impairment reversal represents a full reversal of the impairment taken in 2015 and does not consider any depreciation that would have been recognized since 2015. As such, any impairment reversal recognized would be net of depreciation and would be a lower amount.

We also performed a sensitivity analysis on our WACC, which is another key input that impacts the impairment calculations. We assumed a +/-1% change in the WACC, while holding all other assumptions constant, to determine the impact on impairment losses recorded, and whether any additional operating segments would be impacted. The results of this analysis are as follows:

A 1% decrease in the WACC would result in a partial reversal of $540 million and $132 million of the non-current asset impairment recorded in 2015 at Pueblo Viejo and in 2014 at Lumwana, respectively. It would also result in a reduction of $42 million in the non-current asset impairment at Veladero, while a 1% increase in the WACC would result in an increase of similar value in the impairment recognized at Veladero.

The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2018	Carrying Value
Pueblo Viejo[1]	$2,863
Veladero[2]	667
Lumwana[3,4]	735
Bulyanhulu[5]	588
Lagunas Norte[6]	—

[1]
This CGU had an impairment loss in 2015. As there have been no indicators of impairment or impairment reversal in 2018, the carrying value would remain sensitive to the key assumptions in the FVLCD model from 2015.

[2]	As a result of the impairment recorded in 2018, this CGU was remeasured to fair value and is sensitive to changes, both positive and negative, in the key assumptions used to calculate the FVLCD.

[3]
This CGU had an impairment loss in 2012 and 2014 and a partial impairment reversal in 2017. While there was an indicator of impairment in 2018, no impairment was identified; however, the carrying value remains sensitive to the key assumptions in the FVLCD models from 2012 and 2014.

[4]
This CGU had an impairment reversal in 2017. There was no indicator of impairment reversal identified in 2018; however, the carrying value remains sensitive to the key assumptions in the FVLCD model from 2017.

[5]
These CGUs had an impairment loss in 2017. As there have been no indicators of impairment or impairment reversal in 2018, their carrying values would remain sensitive to the key assumptions in their FVLCD model from 2017.

[6]	Due to the long-lived asset and inventory impairments recorded in 2018, the carrying value of the CGU is nil.